UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	May 18, 2018

WRIGHT INVESTORS’ SERVICE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50587	13-4005439
(Commission File Number)	(IRS Employer Identification No.)

177 West Putnam Avenue, Greenwich CT	06830
(Address of Principal Executive Offices)	(Zip Code)

(914) 242-5700
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.  Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01.  Other Events

Wright Investors’ Holding Service, Inc. (the “Company”) will hold its 2018 Annual Meeting of Stockholders on July 16, 2018.  Because the Company did not hold an annual meeting the previous year, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2018 Annual Meeting pursuant to Rule 14a-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that such proposal is received by the Company’s Corporate Secretary at 177 West Putnam Avenue, Greenwich CT 06830 on or before the close of business on May 30, 2018, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials.  Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2018 Annual Meeting.

Important Information

This communication may be deemed solicitation material in respect of the transaction described herein.  Because the transaction requires the approval of the stockholders of WISH, WISH anticipates that it will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement to be used by WISH to solicit the approval of its stockholders for such transaction. YOU ARE URGED TO READ THE PROXY STATEMENT REGARDING THE TRANSACTION, IF AND WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED BY WRIGHT WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH A PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  You can obtain free copies of any such materials (including any proxy statement) filed by WISH with the SEC, as well as other filings containing information about WISH, at the SEC’s Internet Site (http://www.sec.gov).  WISH will also provide copies of any such proxy statement and other information filed with the SEC to any stockholder, at the actual cost of reproduction, upon written request to Ira J. Sobotko, Vice President and Chief Financial Officer of WISH, at 177 West Putnam Avenue, Greenwich, Connecticut, or via telephone at (914) 242-5700.  This is not a solicitation of proxies.

Participants in Solicitation

WISH and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from WISH’s stockholders with respect to the transaction described herein.  Information regarding the officers and directors of WISH is set forth in the Amendment No. 1 to Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on Form 10-K/A on April 27, 2018, and information regarding direct or indirect interests in the transaction by any officer or director of WISH, if any, by securities holdings or otherwise, will be set forth in a definitive proxy statement to be filed by WISH with the SEC.

Forward-Looking Statements

Statements in this Current Report on Form 8-K may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the U.S. Private Securities Litigation Reform Act of 1995, which involve significant risks and uncertainties.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.  Investors and security holders are cautioned not to place undue reliance on these forward-looking statements.  Forward-looking information may be identified by such forward-looking terminology as “anticipate”, “believe”, “may”, “will”, “estimate”, and similar terms of variations of such terms. Our forward looking statements, including those relating to consummation of the Sale and satisfaction of the other conditions and contingencies to the consummation of the Sale, are based on our assumptions, estimates and projections about WISH and the Winthrop business and involve significant risks and uncertainties, including: the risk that the transaction will not be consummated;  the risk that conditions and other contingencies to consummation and closing will not occur;  the risk that anticipated benefits from the Sale may not be realized or may take longer to realize than expected; the risk that estimated or anticipated costs, charges and liabilities to be incurred in connection with effecting the transaction may differ from or be greater than anticipated; and the effect of any regulatory approvals or conditions. Additional information on these and other risks, uncertainties and factors is included in WISH’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed by WISH with the SEC.  If these or other significant risks and uncertainties occur, or if our estimates or underlying assumptions prove inaccurate, actual results could differ materially and consummation of the transaction may not occur. You are urged to consider all such risks and uncertainties. In light of the uncertainty inherent in such forward-looking statements, you should not consider their inclusion to be a representation that such forward-looking matters will be achieved. WISH assumes no obligation to, and does not plan to, update any such forward-looking statements, other than as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIGHT INVESTORS’ SERVICE HOLDINGS, INC.

Date: May 18, 2018	By:	/s/ Ira J. Sobotko
Name: Ira J. Sobotko
Title: Vice President & Chief Financial Officer